                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Catherine L. Hughes and Jerry C.
Jones,   or  either  of  them,   signing   singly,   as  his  true  and   lawful
attorneys-in-fact,  for such period of time that the  undersigned is required to file reports  pursuant to Rule 144 of the  Securities  Act of 1933  ("Securities
Act") due to his affiliation with Acxiom Corporation, to:

     (1)  execute for and on behalf of the  undersigned  Form 144 in  accordance with Rule 144 of the Securities Act and the rules thereunder;

     (2)  do and perform  any and all acts for and on behalf of the  undersigned which may be necessary to complete the  execution of any such Form 144 and the timely filing of such form with the United  States  Securities and Securities  Commission and any other authority as required by law;
          and

     (3)  take any other action of any type  whatsoever in  connection  with the foregoing which, in the opinion of such  attorneys-in-fact,  may be of benefit  to,  in the  best  interest  of or  legally  required  by the undersigned,  it being understood that the documents  executed by such attorneys-in-fact  on behalf of the undersigned pursuant to this Power of  Attorney  shall be in such form and shall  contain  such terms and conditions as such attorneys-in-fact may approve in their discretion.

The undersigned hereby grants to such attorneys-in-fact full power and authority to do every act  requisite,  necessary  and proper to be done in the exercise of any of the  rights  and  powers  herein  granted,  as fully to all  intents  and purposes as the undersigned could do if personally  present,  with full power of substitution,  hereby  ratifying and confirming all that such  attorneys-in-fact shall  lawfully do or cause to be done by virtue of this Power of  Attorney  and the rights and powers herein  granted.  The  undersigned  acknowledges  that the foregoing  attorneys-in-fact,  in serving in such capacity at the request of the undersigned,  are not  assuming  any of the  undersigned's  responsibilities  to comply with Rule 144 of the Securities Act.

IN WITNESS  WHEREOF,  the  undersigned  has caused  this Power of Attorney to be executed as of this 1st day of April, 2004.

                                            /s/ Timothy Watts
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                                          Signature

                                            Timothy Watts
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                                          Print Name